SecureDesigns® Variable Annuity	Issued by:	First Security Benefit Life Insurance and Annuity Company of New York

Supplement Dated November 17, 2008,
To Prospectus Dated May 1, 2008

Effective November 17, 2008, the following Subaccounts are added to the available Subaccounts, and are added to the list of Subaccounts on the cover page and under "The Separate Account and the Funds" section of the Prospectus:

  Rydex VT Managed Futures Strategy

Effective November 24, 2008, the name of the SBL Diversified Income Subaccount changed to SBL US Intermediate Bond, and the investment objective changed to "provide current income." All references to SBL Diversified Income in the Prospectus dated May 1, 2008, are hereby changed to SBL US Intermediate Bond, and references to the Subaccount's investment objective are hereby changed to "provide current income" effective November 24, 2008. Also effective November 24, 2008, RS Investments no longer serves as subadvisor for the SBL Small Cap Growth Underlying Fund.

The third and fourth tables in the "Expense Table" section of the Prospectus are deleted in their entirety and replaced with the following:

	Minimum	Maximum
Total Annual Underlying Fund Operating Expenses[1]	0.65%	2.16%[2]
  Expenses deducted from Underlying Fund assets include management fees, distribution (12b-1) fees, service fees and other expenses. The maximum expenses above represent the total annual operating expenses of that Underlying Fund with the highest total operating expenses for the period ended December 31, 2007, and the minimum expenses represent the total annual operating expenses of that Underlying Fund with the lowest total operating expenses for the period ended December 31, 2007. The Total Annual Fund Operating Expenses do not take into account any voluntary or contractual expense waivers or reimbursements. Current and future total operating expenses of the Underlying Funds could be higher or lower than those shown in the table.

  The actual minimum and maximum Total Annual Underlying Fund Operating Expenses for the period ended December 31, 2007 after taking into account any contractual expense waivers and/or reimbursements were 0.65% and 2.39%, respectively.

	1 Year	3 Years	5 Years	10 Years
If you surrender your Contract at the end of the applicable time period	$1,121	$2,015	$2,821	$4,930
If you do not surrender or you annuitize your Contract	491	1,474	2,459	4,930

The table under the "Frequent Transfer Restrictions" section of the Prospectus is deleted in its entirety and replaced with the following:

Subaccount	Number of Round Trip Transfers
RVT CLS AdvisorOne Amerigo, RVT CLS AdvisorOne Clermont, SBL Money Market	Unlimited
AIM V.I. Basic Value, AIM V.I. Capital Development, AIM V.I. Global Health Care, AIM V.I. Global Real Estate, AIM V.I. International Growth, AIM V.I. Mid Cap Core Equity, Dent Strategic Portfolio, Franklin Income Securities, Franklin Small Cap Value Securities, Franklin Templeton VIP Founding Funds Allocation, Legg Mason Partners Variable Aggressive Growth, Legg Mason Partners Variable Global High Yield Bond, Legg Mason Partners Variable Small Cap Growth, Mutual Discovery Securities, Neuberger Berman AMT Socially Responsive, Oppenheimer Core Bond Fund/VA, Oppenheimer Main Street Small Cap Fund®/VA, PIMCO VIT All Asset, PIMCO VIT CommodityRealReturn Strategy, PIMCO VIT Emerging Markets Bond, PIMCO VIT Foreign Bond (U.S. Dollar-Hedged), PIMCO VIT Low Duration, PIMCO VIT Real Return, PIMCO VIT Small Cap StocksPLUS® TR, Rydex VT Absolute Return Strategies, Rydex VT Alternative Strategies Allocation, Rydex VT Essential Portfolio Aggressive, Rydex VT Essential Portfolio Conservative, Rydex VT Essential Portfolio Moderate, Rydex VT Hedged Equity, Rydex VT International Rotation, Rydex VT Managed Futures Strategy, Rydex VT Multi-Cap Core Equity, Rydex VT Sector Rotation, SBL Alpha Opportunity, SBL Diversified Income, SBL Enhanced Index, SBL Equity, SBL Equity Income, SBL Global, SBL High Yield, SBL Large Cap Value, SBL Managed Asset Allocation, SBL Mid Cap Growth, SBL Mid Cap Value, SBL Select 25, SBL Small Cap Growth, SBL Small Cap Value, Van Kampen LIT Comstock, Van Kampen LIT Government, Van Kampen UIF Emerging Markets Equity, Van Kampen UIF Equity and Income	4[1]
American Century VP Mid Cap Value, American Century VP Ultra®, American Century VP Value	2[1]
MFS® VIT Research International, MFS® VIT Total Return, MFS® VIT Utilities	2[2]
Royce Micro-Cap	1[3]
Janus Aspen INTECH Risk-Managed Core, Janus Aspen Large Cap Growth, Janus Aspen Mid Cap Growth	1[4]
Dreyfus IP Technology Growth, Dreyfus VIF International Value	1[5]
  Number of round trip transfers that can be made in any 12 month period before the Company will prohibit further transfers to that Subaccount. Transfers to the Subaccount will be prohibited until such transfer may be made without violating the number of round trip transfers set forth above.

  Number of round trip transfers that can be made in any 3 month period before the Company will prohibit further transfers to that Subaccount. Transfers to the Subaccount will be prohibited until such transfer may be made without violating the number of round trip transfers set forth above.

  Number of round trip transfers that can be made in any 45 day period before the Company will prohibit further transfers to that Subaccount. Transfers to the Subaccount will be prohibited until such transfer may be made without violating the number of round trip transfers set forth above.

  Number of round trip transfers that can be made in any 90 day period before the Company will prohibit further transfers to that Subaccount. Transfers to the Subaccount will be prohibited until such transfer may be made without violating the number of round trip transfers set forth above.

  Number of round trip transfers that can be made in any 4 month period before the Company will prohibit further transfers to that Subaccount. Transfers to the Subaccount will be prohibited until such transfer may be made without violating the number of round trip transfers set forth above.

The table "Objectives for Underlying Funds" is revised to read as follows for the new and reopened Underlying Fund:

Underlying Fund	Share Class (if applicable)	Investment Objective	Investment Adviser
Rydex VT Managed Futures Strategy		Seeks to provide investment results that match the performance the Standard & Poor's Diversified Trends Indicator®.	Rydex Investments 9601 Blackwell Road, Suite 500 Rockville, MD 20850-6479
SBL Small Cap Growth		Long-term growth of capital	Security Investors, LLC One Security Benefit Place Topeka, KS 66636-0001
SBL US Intermediate Bond		Current income	Security Investors, LLC One Security Benefit Place Topeka, KS 66636-0001

Please Retain This Supplement For Future Reference